                                                                 Exhibit (g)(iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                          Effective Date
----                                                          --------------
Schwab International Index Fund - Investor Shares             July 21, 1993

Schwab International Index Fund - Select Shares               April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                 October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                   April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly                 September 25, 1995
known as Schwab Asset Director-High Growth
Fund)

Schwab MarketTrack Balanced Portfolio (formerly               September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                     September 25, 1995
(formerly known as Schwab Asset Director-
Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                February 28, 1996

Schwab S&P 500 Fund - Investor Shares                         February 28, 1996

Schwab S&P 500 Fund - Select Shares                           April 30, 1997

Schwab Core Equity Fund (formerly known as                    May 21, 1996
Schwab Analytics Fund)

Schwab International MarketMasters Fund -                     September 2, 1996
Investor Shares (formerly known as Schwab
MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select              April 1, 2004
Shares (formerly known as Schwab MarketManager
 International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor Shares              October 13, 1996
(formerly known as Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares                June 1, 2004
(formerly known as Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund - Investors                October 13, 1996
Shares (formerly known as Schwab MarketManager
 Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund - Select                   June 1, 2004
Shares (formerly known as Schwab MarketManager
 Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund -                         August 3, 1997
Investors Shares (formerly known as Schwab
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select                  June 1, 2004
Shares (formerly known as Schwab MarketManager
 Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio                      April 16, 1998
(formerly known as Schwab Asset Director-
Aggressive Growth Fund)

Institutional Select S&P 500 Fund                             October 28, 1998

Institutional Select Large-Cap Value Index Fund               October 28, 1998

Institutional Select Small-Cap Value Index Fund               October 28, 1998

Schwab Total Stock Market Index Fund - Investor               April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select                 April 15, 1999
Shares

Communications Focus Fund                                     May 15, 2000

Financial Services Focus Fund                                 May 15, 2000

Health Care Focus Fund                                        May 15, 2000

Technology Focus Fund                                         May 15, 2000

Schwab Hedged Equity Fund                                     August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                  June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                 September 2, 2003

Schwab Dividend Equity Fund - Select Shares                   September 2, 2003

                                         SCHWAB CAPITAL TRUST

                                         By:
                                            ---------------------------
                                                 Stephen B. Ward,
                                                 Senior Vice President
                                                 and Chief Investment Officer

                                         CHARLES SCHWAB & CO., INC.

                                         By:
                                            ---------------------------
                                                 Fred Potts,
                                                 Senior Vice President


Dated as of June 1, 2004

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                FEE
----                                                ---
Schwab International Index Fund - Investor Shares   Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab International Index Fund - Select Shares     Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Small-Cap Index Fund - Investor Shares       Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Small-Cap Index Fund-Select Shares           Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab MarketTrack Growth Portfolio (formerly       Five one-hundredths of one percent (.05%) of the
known as Schwab Asset Director-High Growth          Fund's average daily net assets
Fund)

Schwab MarketTrack Balanced Portfolio (formerly     Five one-hundredths of one percent (.05%) of the
known as Schwab Asset Director-Balanced Growth      Fund's average daily net assets
Fund)

Schwab MarketTrack Conservative Portfolio           Five one-hundredths of one percent (.05%) of the
(formerly known as Schwab Asset Director-           Fund's average daily net assets
Conservative Growth Fund)

Schwab S&P 500 Fund-Investor Shares                 Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab S&P 500 Fund-e.Shares                        Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab S&P 500 Fund-Select Shares                   Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Analytics Fund                               Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab International MarketMasters Fund -           Five one-hundredths of one percent (.05%) of the
Investor Shares (formerly known as Schwab           Fund's average daily net assets
MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select    Five one-hundredths of one percent (.05%) of the
Shares (formerly known as Schwab MarketManager      Fund's average daily net assets
International

FUND                                                FEE
----                                                ---
Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor Shares    Five one-hundredths of one percent (.05%) of the
(formerly known as Schwab MarketManager             Fund's average daily net assets.
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares
(formerly known as Schwab MarketManager Growth
Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced MarketMasters Fund - Investors      Five one-hundredths of one percent (.05%) of the
Shares (formerly known as Schwab MarketManager      Fund's average daily net assets.
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund - Select
Shares (formerly known as Schwab MarketManager
 Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor      Five one-hundredths of one percent (.05%) of the
Shares (formerly known as Schwab MarketManager      Fund's average daily net assets.
 Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select
Shares (formerly known as Schwab MarketManager
 Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio            Five one-hundredths of one percent (.05%) of the
(formerly known as Schwab Asset Director-           Fund's average daily net assets
Aggressive Growth Fund)

Institutional Select S&P 500 Fund                   Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund     Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Institutional Select Small-Cap Value Index Fund     Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor     Five one-hundredths of one percent (.05%) of the
Shares                                              Fund's average daily net assets

Schwab Total Stock Market Index Fund - Select       Five one-hundredths of one percent (.05%) of the
Shares                                              Fund's average daily net assets

Communications Focus Fund                           Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

FUND                                                FEE
----                                                ---
Financial Services Focus Fund                       Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Health Care Focus Fund                              Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Technology Focus Fund                               Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Hedged Equity Fund                           Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Small-Cap Equity Fund - Investor Shares      Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select Shares        Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Dividend Equity Fund - Investor Shares       Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets

Schwab Dividend Equity Fund - Select Shares         Five one-hundredths of one percent (.05%) of the
                                                    Fund's average daily net assets


                                         SCHWAB CAPITAL TRUST

                                         By:
                                            ---------------------------
                                                 Stephen B. Ward,
                                                 Senior Vice President
                                                 and Chief Investment Officer

                                         CHARLES SCHWAB & CO., INC.

                                         By:
                                            ---------------------------
                                                 Fred Potts,
                                                 Senior Vice President


Dated as of June 1, 2004